UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008 (January 31, 2008)
TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)
(303) 565-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — REGULATION FD.
Item 7.01. Regulation FD Disclosure.
     On January 31, 2008, Teton Energy Corporation (the “Company”) released a slide presentation which was to be utilized in an analyst meeting being held at the Company’s corporate headquarters in Denver, Colorado the same day. A copy of the slide presentation is attached hereto as Exhibit 99.1, and is available on the Company’s website, www.teton-energy.com under “Investor Relations.”
     This Current Report on Form 8-K (the “Form 8-K”) and the exhibit hereto may contain certain forward-looking statements, including declarations regarding Teton and its subsidiaries’ expectations, intentions, strategies and beliefs regarding the future within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained herein are based upon information available to Teton’s management as at the date hereof and actual results may vary based upon future events, both within and without the control of the Teton’s management, including risks and uncertainties that could cause actual results to differ materially including, among other things, the impact that additional acquisitions may have on the Company and its capital structure, exploration results, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, and governmental regulations. These factors are necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements.
     Certain of the information contained in the slides used in the analyst meeting is derived from independent research reports and similar sources, which the Company believes to be reliable but which it has not independently verified and for which it cannot be responsible. The Company undertakes no duty or obligation to update any of the information contained in the slides.
     The information in this Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Regulation FD, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless and only to the extent that such filing specifically refers to the information incorporated herein by reference. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Slide Presentation of the Company released on January 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: January 31, 2008	TETON ENERGY CORPORATION
	By:	/s/ Karl F. Arleth
Karl F. Arleth
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation of the Company released on January 31, 2008.